UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2026
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Blue Owl Real Estate Net Lease Trust
(Exact name of registrant as specified in its charter)
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Maryland	000-56536	88-1672312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N Riverside Plaza, 37th Floor Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 215-2015
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to the Amended and Restated Credit Agreement

On June 18, 2026, Blue Owl NLT Operating Partnership LP (the “Operating Partnership”), a Delaware limited partnership and a subsidiary of Blue Owl Real Estate Net Lease Trust (the “Company”), entered into the First Amendment to the Amended and Restated Credit Agreement (the “Amendment”) with KeyBank National Association, as administrative agent (the “Agent”), the other loan parties party thereto and the other lenders party thereto.

The Amendment amends that certain Amended and Restated Credit Agreement, dated as of June 12, 2025 (as supplemented by that certain Incremental Revolving Credit Commitment Assumption Agreement, dated as of July 23, 2025, and as further amended, restated, supplemented, or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), by and among the Operating Partnership as borrower, the Agent, the other loan parties from time to time party thereto, and the other lenders from time to time party thereto. The Amendment provides for, among other things, (a) an increase in the accordion cap under the facility from $5.0 billion to $6.0 billion; (b) adjustments to the borrowing base terms, including changes to the concentration limits and the minimum amount of unencumbered asset pool, removal of certain prohibited use restrictions under the facility and expanding the eligibility to permit multi-tenant properties and (c) modifications to certain financial covenants, reporting requirements and certain other terms under the Existing Credit Agreement.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
10.1
First Amendment to Amended and Restated Credit Agreement, dated as of June 18, 2026, by and among Blue Owl NLT Operating Partnership LP, as borrower, the other loan parties party thereto, KeyBank National Association, as Agent for the lenders, and the other lenders party thereto.

104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Real Estate Net Lease Trust

	By:	/s/ Kevin Halleran
		Name:	Kevin Halleran
		Title:	Chief Financial Officer

Date: June 25, 2026